Exhibit 23.1
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            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
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We  hereby  consent  to  the  incorporation  by  reference  in  the Registration
Statement on Form S-8 (File No. 333-121439) of our report, dated March 10, 2005, relating to the consolidated financial statements of N-Viro International Corporation included in this Annual Report on Form 10-KSB for the year ended December 31, 2004.







  /s/  UHY  LLP
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UHY  LLP


Southfield,  Michigan
March  29,  2005